June 15, 2018

Supplement

SUPPLEMENT DATED JUNE 15, 2018 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Active Assets Government Trust, dated October 31, 2017

The Board of Trustees of Active Assets Government Trust (the "Fund") approved the termination (the "Termination") of the Fund. The Fund will suspend the offering of its shares to all investors at the close of business on August 13, 2018 and the Termination is expected to occur on or about that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AISTERMSPROPSPT 6/18